UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52778	20-4864036
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3129 BASS PRO DRIVE
GRAPEVINE, TEXAS		76051
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 12, 2007, the Board of Directors (the “Board”) of GreenHunter Energy, Inc. (the “Company”) appointed Stuart W. Ray as an independent director of the Company. Mr. Ray will serve on the Board’s Audit Committee. The Company granted Mr. Ray options to purchase 100,000 shares of its common stock at an exercise price of $10.00 per share. The Company issued a press release announcing Mr. Ray’s appointment on December 12, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
     In addition, on December 12, 2007, the Board appointed Robert Zahradnik as an independent director of the Company. Pursuant to that certain Subscription Agreement dated December 10, 2007 by and between the Company and GF Private Equity Group, LLC (the “Subscriber”), the Subscriber has the right to nominate one member to the Company’s Board so long as the Subscriber owns common stock that aggregates at least 5% of the outstanding common stock of the Company. In the event that the Subscriber ceases to own 5% of such common stock, the Subscriber’s representative is to resign within five business days of such event. Mr. Zahradnik has been named as the Subscriber’s initial representative. The Company granted Mr. Zahradnik options to purchase 100,000 shares of its common stock at an exercise price of $10.00 per share. The Company issued a press release announcing Mr. Zahradnik’s appointment on December 13, 2007. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.
     (d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated December 12, 2007 announcing the appointment of Stuart W. Ray to the Board of Directors of GreenHunter Energy, Inc.

99.2	Press Release dated December 13, 2007 announcing the appointment of Robert Zahradnik to the Board of Directors of GreenHunter Energy, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.
By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Senior Vice President, General Counsel and Secretary

Date: December 17, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated December 12, 2007 announcing the appointment of Stuart W. Ray to the Board of Directors of GreenHunter Energy, Inc.

99.2	Press Release dated December 13, 2007 announcing the appointment of Robert Zahradnik to the Board of Directors of GreenHunter Energy, Inc.